Exhibit 10.2


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                                eSourceOne, Inc.
                            (a Delaware corporation)


                 Series A Convertible Redeemable Preferred Stock





                          REGISTRATION RIGHTS AGREEMENT





















Dated:  August 10, 1999
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

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") dated as of August 10, 1999 is by and among eSourceOne, Inc., a Delaware corporation (the "Company"), Reckson Service Industries, Inc., a Delaware corporation ("RSI"), and RSI ESO, Inc., a Delaware corporation ("RSI ESO" or the "Series A Investor;" and together with RSI and their successors and permitted assigns collectively the "Series A Investors"), Elliott S. Cooperstone and H. Thach Pham.

                                    RECITALS

         WHEREAS, the Company and the Series A Investors have executed and delivered that certain Stock Purchase Agreement, dated August 10, 1999 (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to the Series A Investors, and the Series A Investors have agreed to purchase from the Company, the shares of the Company's Series A Convertible Redeemable Preferred Stock, par value $0.01 per share (the "Series A Shares"), specified therein;

         WHEREAS, as an inducement to the Series A Investors to consummate the purchase of the Series A Shares in accordance with the Stock Purchase Agreement, the Company desires to grant to the Series A Investors the registration rights set forth in this Agreement, subject to the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:


         "Business Day" shall mean any day except Saturday, Sunday and any day on which banks in The City of New York are required or permitted by law or executive order to close.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Common Stock, $0.01 par value per share, of the Company.

         "Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Series A Shares.

         "Eligible Founder" shall mean a Founder who holds Restricted Stock following such time as sales or transfers of Series A Shares by the Series A Investors result in the receipt of aggregate net proceeds to each Series A Investor (measured on a cumulative basis from the date hereof) of an amount equal to the price originally paid to the Company for the Series A Shares by such Series A Investor (such receipt of such amount being the "Series A Threshold"). To the extent that the aggregate net proceeds of any transaction covered by a Registration Statement exceeds the amount required to satisfy the Series A Threshold, each Founder shall become an Eligible Founder with respect to such excess.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Founders" shall mean Elliot S. Cooperstone and H. Thach Pham.

         "Founders' Shares" shall mean shares of Common Stock held, as of the date of this Agreement, by a Founder.

         "Investor Transferee" shall mean, with respect to any Series A Investor, a transferee of Preferred Stock or Restricted Stock of such Series A Investor if such transferee (i) has given the Company written notice at the time of or within a reasonable time after such transfer stating the name and address of such transferee and (ii) has executed and delivered to the Company an instrument in the form reasonably prescribed by the Company agreeing to be bound by the terms thereof and of this Agreement and the Stockholders' Agreement; provided, however, that the rights of the Series A Investors under this Agreement shall not be assignable to any competitor of the Company unless such assignment is in connection with the sale by the Series A Investors of a majority of the Series A Shares held by them.

         "Person" shall mean an individual, corporation, partnership, joint venture, trust university, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Preferred Stock" shall mean the Series A Shares of the Company and any other convertible preferred stock issued by the Company from time to time.

         "Prospectus" shall mean the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         "Qualified Initial Public Offering" shall mean a firm underwritten public offering of Common Stock by a nationally recognized underwriter with aggregate gross proceeds to the Company of at least $30,000,000 and reflecting a market value of the Company of at least $150,000,000 immediately prior to such public offering.

         "register," "registered," and "registration" shall mean a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and, with respect to Section 5 hereof, pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis and the declaration or ordering of effectiveness of such Registration Statement(s) by the Commission.

         "Registration Delay Limit" shall mean the period, not to exceed, for so long as this Agreement is in effect, ninety (90) consecutive days, subject to an aggregate of one-hundred twenty (120) days in any twelve (12) month period, wherein the Company may delay or suspend a registration of Restricted Stock; provided, however, that the combined number of days in any such period and any Lock-up Period contemplated by Section 13 of this Agreement shall not exceed two-hundred ten (210) days in any twelve (12) month period.

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with the Registration Provisions, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses.

         "Registration Provisions" shall mean Sections 3, 4, and 5 of this Agreement.

         "Registration Statement" shall mean any registration statement of the Company relating to the registration for resale of Restricted Stock that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         "Restricted Stock" shall mean the Conversion Shares and Founders' Shares, but excluding in each case shares of Common Stock which have been (i) registered under the Securities Act pursuant to an effective Registration Statement filed thereunder and disposed of in accordance with the Registration Statement covering them or (ii) publicly sold pursuant to Rule 144 or Rule 701 under the Securities Act; provided, that prior to a Qualified Initial Public Offering, the term "Restricted Stock" shall be deemed to include the number of shares of Common Stock that would be issuable upon conversion of a Series A Share.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all fees and expenses incurred to perform any interim audit of the financial statements of the Company requested by the Series A Investors in connection with a registration pursuant to Section 3 hereof that would not otherwise be required for or in connection with the Company's periodic filings required under the Exchange Act.

         "Series A Eligible Sellers" shall have the meaning attributed to such term in Section 3(a).

         "Series A Investors Demand Notice" shall have the meaning attributed to such term in Section 3(a).

         "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated the date hereof, among the Company and certain of its stockholders, as amended to date and as the same may be amended from time to time hereafter.

2. Restrictive Legend. Each certificate representing Restricted Stock shall, except as otherwise provided in the Registration Provisions, be stamped or otherwise imprinted with a legend substantially in the form required under the Stockholders' Agreement.

3.   Required Registrations.

    (a) Upon the expiration of the lock-up period required by an underwriter in connection with an initial public offering by the Company of shares of its Common Stock pursuant to the Securities Act (but in no event later than six (6) months following such initial public offering), the holders of Restricted Stock then owned beneficially or of record by the Series A Investors and Investor Transferees of the Series A Investors (collectively, the "Series A Eligible Sellers") constituting at least 20% of the total Restricted Stock held by such Series A Eligible Sellers may request (the "Series A Investors Demand Notice") the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such Series A Investors Demand Notice, provided that the reasonably anticipated aggregate price to the public of such public offering would be at least $10,000,000.

    (b) Following receipt of a Series A Investors Demand Notice, the Company shall immediately notify the Series A Eligible Sellers from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such Series A Investors Demand Notice from requesting holders, the number of shares of Restricted Stock specified in (x) such Series A Investors Demand Notice and (y) all notices received by the Company from other Series A Eligible Sellers within 30 days after the giving of such notice by the Company. The Company shall be obligated to register Restricted Stock pursuant to this Section 3 on three occasions only; provided, however, that, in each case, such obligation shall be deemed satisfied only when a Registration Statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and shall have remained continuously effective during the period of distribution (as specified in Section 6 hereof). Each registration of Restricted Stock pursuant to a Series A Investors Demand Notice issued pursuant to this Section 3(b), which satisfies the requirements in the proviso to the immediately preceding sentence, shall satisfy the Company's obligation to register Restricted Stock on one occasion.

    (c) Subject to the Registration Delay Limit, the Company shall be permitted to delay or suspend any registration pursuant to this Section 3 if (i) an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Company determines in its good faith judgment that the disclosure of an event contemplated by Section 3(c)(i) at such time (A) would have a material adverse effect on the business, operations or prospects of the Company or (B) otherwise relates to a material business transaction which has not yet been publicly disclosed, or (iii) the Company has prior to the receipt of a Series A Investors Demand Notice filed a Registration Statement or has notified the Series A Investors of its intent to file a Registration Statement and the transaction contemplated by such filed or proposed Registration Statement is actively being pursued by the Company in good faith.

    (d) If the  method of  disposition  of  Restricted  Stock  pursuant  to this
Section 3 shall be an underwritten public offering, the lead underwriter selected for such offering shall be (i) nationally recognized or (ii) mutually acceptable to the Company and a majority of the Series A Eligible Sellers participating in the offering; provided, however, that any underwriting agreement the Company enters into pursuant to such selection shall contain commercially reasonable terms and fees. Senior management of the Company shall use its best efforts to assist in the marketing of any shares of Restricted Stock registered for sale in an underwritten public offering pursuant to this
Section 3 including, without limitation, participation in any roadshow.

    (e) The Company shall be entitled to include in any Registration Statement referred to in this Section 3, for sale in accordance with the method of disposition specified by the requesting Series A Eligible Sellers (provided that such method of disposition need not be followed by the Company if such method would not reasonably be expected to result in an adverse impact on the offering of the requesting Series A Eligible Sellers), shares of Common Stock to be sold by the Company for its own account and shares of Common Stock to be sold by other security holders with incidental registration rights triggered by the receipt of a Series A Investors Demand Notice or filing of any Registration in response thereto, except as and to the extent that, in the reasonable opinion of the lead underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the Restricted Stock to be sold, then the number of shares that may be included in such underwritten public offering shall be allowed: first, to the Series A Eligible Sellers and any holders of other securities of the Company who have the right that is equivalent to the right of the Series A Eligible Sellers set forth in Section 3(f) of this Agreement to join in a request by the Series A Eligible Sellers for a required registration under this Section 3 pro rata among them; second, to the Company; and third, to the other security holders pro rata among them. Subject to Section 3(b), except for Registration Statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other Registration Statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 3 until the completion of the period of distribution of the shares of Restricted Stock registered thereby, which such period of distribution shall not exceed 120 days.

    (f) Following receipt of a notice from any holder of registration rights other than a Series A Eligible Seller requesting that the Company file with the Commission a Registration Statement in respect of shares of capital stock of the Company held by such holder, the Company shall immediately notify the Series A Eligible Sellers. The Series A Eligible Sellers shall thereupon have the right to join in the request for registration of shares of Restricted Stock held by them and the terms and conditions applicable to such registration shall be the same as those set forth in this Section 3, including, without limitation, the allocation procedure set forth in paragraph (e) of this Section 3.

4.  Incidental Registrations.

    (a) If the Company proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to Registration Statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time the Company will give written notice to all Series A Eligible Sellers and Eligible Founders of its intention so to do and of the proposed method of distribution of such securities (the "Company Registration Notice"). Upon the written request of any such Series A Eligible Seller or Eligible Founder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act.

    (b) If the Registration Statement as to which the Company gives notice under this Section 4 is for an underwritten offering, the Company shall so advise the Series A Eligible Sellers and Eligible Founders. In such event, the right of any Series A Eligible Seller and Eligible Founder to be included in a registration pursuant to this Section 4 shall be conditioned upon such Series A Eligible Seller's and Eligible Founder's participation in such underwriting and the inclusion of such Series A Eligible Seller's and Eligible Founder's Restricted Stock in the underwriting to the extent provided herein. All Series A Eligible Sellers and Eligible Founders participating in an underwritten public offering pursuant to this Section 4 shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the Company proposes to register any of its securities under the Securities Act for its own account and the underwriter determines in good faith that marketing factors require a limitation of the number of securities to be underwritten, the number of shares that may be included in the underwriting pursuant to this Section 4 shall be allocated: first, to the Company; and second, on a pro rata basis among the Series A Eligible Sellers, the Eligible Founders and security holders other than the Series A Eligible Sellers and Eligible Founders with incidental registration rights substantially equivalent to those set forth in this Section 4; provided, however, that, if such registration is pursuant to an initial public offering of Common Stock by the Company, the number of shares that may be included in the underwriting may be limited solely to shares of the Company; and provided further, however, that, if the Series A Eligible Sellers are limited, participation in such underwritten offering shall be restricted to the Company, the Series A Eligible Sellers and holders of Preferred Stock ranking pari passu to the Series A Preferred. If the Company proposes to register for an underwritten offering (without the inclusion of any securities for the account of the Company in such underwritten offering) any of its securities under the Securities Act for the account of security holders other than the Series A Eligible Sellers and Eligible Founders pursuant to required registration rights, and the Series A Eligible Sellers and/or the Eligible Founders do not elect to participate in such offering through the exercise of the required registration right afforded to them in Section 3(f) but do elect to participate in such offering through the exercise of the incidental registration right afforded to them in Section 4(a) and the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated: first, on a pro rata basis among such other security holders; and second, on a pro rata basis among any Series A Eligible Sellers and Eligible Founders who elect to participate therein through such exercise of their incidental registration right.

    (c) Notwithstanding the foregoing provisions, the Company may withdraw any Registration Statement referred to in this Section 4 which it initially proposed to file to register newly issued securities for sale in its sole discretion without thereby incurring any liability to the holders of Restricted Stock, and the Series A Eligible Sellers holding Restricted Stock included in the offering covered by such Registration Statement at the time of such withdrawal shall thereupon continue to be entitled to the registration rights under this Agreement in respect of such Restricted Stock.

5. Registrations on Form S-3. If at any time (i) Series A Eligible Sellers holding Restricted Stock request that the Company file a Registration Statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 5 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 3 (including, but not limited to, the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration; provided, however, that the requirement contained in Section 3(a) that the Series A Eligible Sellers holding at least 20% of the Restricted Stock request such registration shall not apply to any registration on Form S-3 that may be requested and obtained under this
Section 5. The Company shall be obligated to register Restricted Stock pursuant to this Section 5 on five (5) occasions only; provided, however, that, in each case, such obligation shall be deemed satisfied only when a Registration Statement covering all shares of Restricted Stock shall have become effective and shall have remained continuously effective during the period of distribution (as specified in Section 6 hereof). Notwithstanding anything to the contrary contained herein, the Company shall not be required to file any registration statement pursuant to this Section 5 within 120 days of the effective date of any registration statement filed by the Company (except with respect to Registration Statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public). Subject to the Registration Delay Limit, the Company shall be permitted to delay or suspend any registration pursuant to this Section 5 if (i) an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Company determines in its good faith judgment that the disclosure of an event contemplated by clause (i) hereof at such time
(A) would have a material adverse effect on the business, operations or prospects of the Company or (B) otherwise relates to a material business transaction which has not yet been publicly disclosed, or (iii) the Company has prior to the receipt of a Series A Investors Demand Notice filed a Registration Statement or has notified the Series A Investors of its intent to file a Registration Statement and the transaction contemplated by such filed or proposed Registration Statement is actively being pursued by the Company in good faith.

6. Registration Procedures. If and whenever the Company is required by any Registration Provisions (other than Section 4) to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act or the Company is required to include shares of Restricted Stock in a registration subject to Section 4, the Company will, as expeditiously as possible:

    (a) use its best efforts to effect such registration to permit the sale of the Restricted Stock being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto prepare and file with the Commission a Registration Statement on any appropriate form under the Securities Act (which in the case of an underwritten public offering pursuant to Section 3, shall be on Form S-1 or other form of general applicability satisfactory to the underwriter selected as therein provided), which form shall be available for the sale of the Restricted Stock in accordance with the intended method or methods of distribution thereof for the period of the distribution contemplated hereby (determined as hereinafter provided) and otherwise in accordance with the provisions hereof;

    (b) use its reasonable best efforts to keep such Registration Statement continuously effective for the period of the distribution contemplated hereby (determined as hereinafter provided). Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein
(i) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) not to be effective and usable for resale of the Restricted Stock during the period required by this Agreement, the Company shall, subject to the Registration Delay Limit, file promptly an appropriate amendment to such Registration Statement or a supplement to the Prospectus, as applicable, curing such defect, and, in the case of an amendment, use its best efforts to cause such amendment to be declared effective as soon as practicable;

    (c) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement continuously effective for the period of distribution as contemplated hereby (determined as hereinafter provided); cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement during the applicable period in accordance with the participating Series A Eligible Sellers' and Eligible Founders' intended method of disposition set forth in such Registration Statement for such period;

    (d) advise the participating Series A Eligible Sellers and Eligible Founders promptly and, if requested by such Series A Eligible Sellers and Eligible Founders, confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Restricted Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Restricted Stock under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

    (e) subject to Section 6(b)  hereof,  if any fact or event  contemplated  by
Section 6(d)(iv) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Restricted Stock, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Series A Eligible Sellers and Eligible Founders agree, upon receipt of notice by the Company of any fact or event contemplated by Section 6(d)(iv) hereof, forthwith to cease making offers and sales of Restricted Stock pursuant to such Registration Statement or deliveries of the Prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the Prospectus as may be necessary so that, as thereafter delivered to purchasers of such Restricted Stock, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

    (f) furnish to each participating Series A Eligible Seller and Eligible Founder and to each underwriter, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which sections of such documents that are applicable to the participating Series A Eligible Seller or Eligible Founder will be subject to the review and comment of such persons, if any (any of which comments the Company, in its reasonable discretion, may reject), for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a participating Series A Eligible Seller or Eligible Founder shall reasonably object within five Business Days after the receipt thereof;

    (g) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each participating Series A Eligible Seller and Eligible Founder and to each underwriter, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such participating Series A Eligible Seller and Eligible Founder may reasonably request;

    (h) make available for inspection upon reasonable notice during the Company's regular business hours by each participating Series A Eligible Seller and Eligible Founder, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Series A Eligible Seller, Eligible Founder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Series A Eligible Seller, Eligible Founder, underwriter, attorney, accountant or agent in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

    (i) if requested by the participating Series A Eligible Sellers and Eligible Founders, promptly include in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such corrective, supplementary or like information as the participating Series A Eligible Sellers and Eligible Founders may reasonably request to have included therein; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

    (j) furnish to each participating Series A Eligible Seller and Eligible Founder and to each underwriter, without charge, such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

    (k) prior to any public offering of Restricted Stock, use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the underwriter reasonably shall request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Stock covered by the applicable Registration Statement; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction other than as to matters and transactions relating to the Registration Statement;

    (l) use its best efforts to list the Restricted Stock covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

    (m) use its best efforts to cause the disposition of the Restricted Stock covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Restricted Stock, subject to the proviso contained in clause (k) above;

    (n) in connection with any sale of Restricted Stock that will result in such securities no longer being Restricted Stock, cooperate with the Series A Investors to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold and not bearing any restrictive legends; and to register such Restricted Stock in such denominations and such names as the selling Series A Investors may request at least two Business Days prior to such sale of Restricted Stock;

    (o) if the offering is underwritten and at the request of any participating Series A Eligible Seller or Eligible Founder, enter into such agreements (including underwriting agreements) and make such reasonable representations and warranties and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Restricted Stock pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by the participating Series A Eligible Seller or Eligible Founder in connection with any sale or resale pursuant to any applicable Registration Statement; in such connection, the Company shall upon request of any participating Series A Eligible Seller or Eligible Founder, furnish (or in the case of clauses (ii) and (iii), use its best efforts to cause to be furnished) to such Series A Eligible Seller and Eligible Founder, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) such documents and certificates as may be reasonably requested by the participating Series A Eligible Sellers and Eligible Founders to evidence compliance with the applicable matters covered in this Section 6,
(ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (iii) an opinion, dated as of such date, of counsel representing the Company covering substantially the same matters with respect to such Registration Statement as are customarily covered in opinions of issuer's counsel delivered to underwriters with respect to similar registration statements in underwritten public offerings, addressed to the participating Series A Eligible Sellers and Eligible Founders and the underwriters;

    (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable (but not sooner than the filing deadline of the last quarterly report included therein), a consolidated earnings statement meeting the requirements of Rule 158 of the Securities Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in Rule 158(c) under the Securities Act); and

    (q) if such documents are not readily available on the Commission's EDGAR database, or any successor thereto, provide promptly to the Series A Investors, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

     For purposes of Sections 3(b) and (e), Section 4(b) and Section 5, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until the earlier of (i) one hundred twenty (120) days or (ii) the date on which each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of (i) 120 days or (ii) the date upon which the underwriter, if any, terminates the lock-up agreements applicable to such distribution.

     In connection with each registration hereunder, the Series A Eligible Sellers and Eligible Founders participating shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Restricted Stock on the basis provided in any underwriting arrangements and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

     In connection with each registration pursuant to any Registration Provision covering an underwritten public offering, the Company and each participating Series A Eligible Seller and Eligible Founder agree to enter into a written agreement with the lead underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     The Company may not withdraw any Registration Statement referred to in Sections 3 or 5 without the consent of the party or parties initiating the demand thereunder which such consent shall not be unreasonably withheld, delayed or conditioned.

7. Conditions to Registration Obligations. The Company shall not be obligated to effect the registration of the Restricted Stock pursuant to Sections 3, 4 or 5 unless the participating Series A Eligible Sellers and Eligible Founders consent to customary conditions of a reasonable nature, including the following:

(a)      conditions   prohibiting   the   sale  of   Restricted   Stock  by  the
         participating Series A Eligible Sellers and Eligible Founders until the registration is effective;

(b) conditions requiring the participating Series A Eligible Sellers and Eligible Founders to comply with all applicable provisions of the Securities Act and the Exchange Act including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish to the Company information about sales made in such public offering;

(c) subject to the Registration Delay Limit, conditions prohibiting the participating Series A Eligible Sellers and Eligible Founders upon receipt of telegraphic or written notice from the Company that it is required by law to correct or update the registration statement or prospectus from effecting sales of the Restricted Stock until the Company has completed the necessary correction or updating, provided, that the Company shall use its best efforts to promptly complete such necessary correction or updating; and

(d) conditions prohibiting the participating Series A Eligible Sellers and Eligible Founders from selling all or substantially all of the Restricted Stock of such participating Series A Eligible Sellers and Eligible Founders in a block trade at a discount of more than the lesser of 10% and two (2) times the then standard discount for block trades of similar size and of similar securities issued by entities with financial condition and prospects similar to the Company at such time.

8. Expenses. The Company will pay all Registration Expenses in connection with each Registration Statement pursuant to Sections 4 and 5 hereof. With respect to registrations made pursuant to Section 3 hereof, the Company will pay all Registration Expenses in connection with the first two registrations only. All Registration Expenses of the third registration made pursuant to Section 3 hereof (excluding the fees and disbursements of counsel for any holder of Restricted Stock other than a Series A Eligible Seller) shall be borne by the participating Series A Eligible Sellers in proportion to the number of shares sold by each, or by such participating Series A Eligible Sellers as they may agree, except that if the Company participates in such third registration, then the Company shall pay the incremental expenses of such third registration attributable to the Company's participation in such third registration. All Selling Expenses attributable to the sale of securities by Series A Eligible Sellers or Eligible Founders in connection with each Registration Statement under any Registration Provision shall be borne by the participating Series A Eligible Sellers and Eligible Founders in proportion to the number of shares sold by each, or by such participating Series A Eligible Sellers and Eligible Founders as they may agree; and all Selling Expenses attributable to the sale of securities by the Company in connection with any Registration Provision shall be borne by the Company.

9.  Indemnification and Contribution.

    (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to any Registration Provision, the Company will indemnify and hold harmless each Series A Eligible Seller and Eligible Founder thereunder and each underwriter of such Restricted Stock thereunder and each other Person, if any, who controls such Series A Eligible Seller, Eligible Founder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any losses, claims, damages, liabilities or judgments, joint or several, as incurred (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments), to which such Series A Eligible Seller, Eligible Founder underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Series A Investor, underwriter, each other Person, if any, who controls such Series A Eligible Seller, Eligible Founder or underwriter within the meaning of the Securities Act or any prospective purchaser of Restricted Stock, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation by the Company of the Securities Act, and will pay the legal fees and other expenses, as incurred, of each such Series A Eligible Seller, each such Eligible Founder, each such underwriter and each such controlling Person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or judgment arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by any such Series A Eligible Seller, any such Eligible Founder, any such underwriter or any such controlling Person, in each case, in writing specifically for use in such Registration Statement or Prospectus.

    (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to any Registration Provision, each Series A Eligible Seller and Eligible Founder thereunder, severally and not jointly, will indemnify and hold harmless the Company, its directors and officers, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 8(a) hereof, but only with reference to information relating to such Series A Eligible Seller or such Eligible Founder, as the case may be, furnished in writing to the Company by such Series A Eligible Seller or such Eligible Founder expressly for use in any Registration Statement. In no event shall any Series A Eligible Seller, Eligible Founder or its or their directors, officers or any Person who controls such Series A Eligible Seller or Eligible Founder be liable or responsible for any amount in excess of the gross proceeds (after deducting underwriting discounts and selling commissions) received by such Series A Eligible Seller or Eligible Founder with respect to its sale of Restricted Stock pursuant to a Registration Statement.

    (c) In case any action shall be commenced involving any Person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) (the "indemnified party"), the indemnified party shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying Person") in writing; provided, however, that failure of an indemnified party to provide such notice shall not relieve an indemnifying Person of its obligations under this Section 8 if such failure does not materially and adversely affect the rights of such indemnifying Person. The indemnifying party may assume the defense of such action provided that the expenses of the indemnified party are reimbursed as they are incurred (including, without limitation, the payment of all fees and expenses of counsel to the indemnified party) and such indemnifying party has not failed to comply with any such reimbursement request. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party,
(ii) the indemnifying party shall have failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been reasonably advised by such counsel that the representation of the indemnifying party and the indemnified party by the same counsel would be inappropriate due to actual or potential differing interests between the indemnifying party and the indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Series A Eligible Sellers and Eligible Founders, in the case of the parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with the indemnifying party's written consent or (ii) effected without the indemnifying party's written consent if the indemnifying party is adjudicated by a court of competent jurisdiction to have breached its obligations under this Section 9 and the indemnified party enters into a settlement more than twenty Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the reasonable fees and expenses of counsel (in any case where such reasonable fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

    (d) To the extent that the indemnification provided for in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Series A Eligible Sellers and Eligible Founders, on the other hand, from their sale of Restricted Stock or (ii) if the allocation provided by clause (i) of this Section 9(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause
(i) but also the relative fault of the Company, on the one hand, and of the Series A Eligible Seller and Eligible Founder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Series A Eligible Seller and Eligible Founder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Series A Eligible Seller and Eligible Founder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.

         The Company and each Series A Eligible Seller and Eligible Founder agree that it would not be just and equitable if contribution pursuant to this
Section 9(d) were determined by pro rata allocation (even if the Series A Eligible Sellers and Eligible Founders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Series A Eligible Seller, Eligible Founder, its or their directors or officers or any Person, if any, who controls such Series A Eligible Seller or Eligible Founder shall be required to contribute, in the aggregate, any amount in excess of the gross proceeds (after deducting underwriting discounts and selling commissions) received by such Series A Eligible Seller or Eligible Founder with respect to its sale of Restricted Stock pursuant to a Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Series A Eligible Sellers' and Eligible Founders' obligations to contribute pursuant to this Section 9(d) are several in proportion to the respective shares of Restricted Stock held by each Series A Eligible Seller and Eligible Founder hereunder and not joint.

10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

11. Rule 144 Reporting and Rule 144A Information. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Restricted Stock without registration, the Company will:

    (a) at all times after 90 days after any Registration Statement covering a public offering of securities of the Company under the Securities Act shall have become effective:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

    (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

   (iii) furnish to each Series A Eligible Seller and Eligible Founder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act; and

    (b) at any time, at the request of any Series A Eligible Seller or Eligible Founder, make available to such Series A Eligible Seller or Eligible Founder, as the case may be, and to any prospective transferee of Preferred Stock or shares of Restricted Stock the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

12. Representations and Warranties of the Company. The Company represents and warrants to the Series A Investors and Founders, as of the date hereof, as follows:

    (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not cause a material violation of any provision of any law applicable to the Company, any order of any court or other agency of government applicable to the Company, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

    (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application from time to time in effect affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

13. Lock-Up Period Agreements. In connection with any underwritten public offering of the Company's securities, the Series A Investors hereby agree, and each Series A Investor shall secure the agreement of any Investor Transferee, upon request of the Company or the lead underwriter, not to sell or otherwise transfer or dispose of any securities of the Company held by such person for a period (the "Lock-Up Period") following the effective date of a registration statement of the Company filed under the Securities Act with respect to such offering. The Lock-Up Period shall not exceed 120 days after such effective date for any public offering; provided, however, that in the case of an initial public offering of Common Stock by the Company, the Lock-Up Period shall not exceed 180 days after the effective date of such initial public offering. No Lock-Up Period agreement shall apply under this Section 12 to any public offering unless each executive officer, director, and holder of 1.5% of the outstanding shares of Common Stock of the Company shall enter into the same Lock-Up Period agreement or a Lock-Up Period agreement more favorable to the Company in respect of such public offering. In the event that the provisions set forth in Section 4(b) of this Agreement prevent a Series A Investor from registering its Restricted Stock pursuant to Section 4(a) of this Agreement in a public offering by the Company, such Series A Investor shall not be subject to the Lock-Up Period agreement set forth in this Section 12 during such offering.

14.      Miscellaneous.

    (a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, Investor Transferees; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Restricted Stock in violation of the terms hereof or of the Stock Purchase Agreement or the Stockholders' Agreement; provided, further, that the rights of the Series A Investors hereunder shall not be assignable to any competitor of the Company unless such assignment is in connection with the sale by the Series A Investors of a majority of the Restricted Stock held by the Series A Investors and notice of such assignment and the identity of such transferee is provided to the Company. If any transferee of any Series A Investor shall acquire Restricted Stock in any manner, whether by operation of law or otherwise, such Restricted Stock shall be held subject to all of the terms of this Agreement, and by taking and holding such Restricted Stock such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Stock Purchase Agreement and Stockholders' Agreement, and such Person shall be entitled to receive the benefits hereof.

    (b) Remedies. Each party to this Agreement acknowledges and agrees that any failure by such party to comply with such party's obligations hereunder may result in material irreparable injury to the other parties hereto for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the other parties may seek such relief as may be required to specifically enforce the breaching party's obligations hereunder. Each party further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

    (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier with confirmation and followed promptly by hard copy in accordance with this provision, or courier guaranteeing reasonably prompt delivery and recognized for high quality service:

    (i) if to RSI ESO or RSI, at

                           Reckson Service Industries, Inc.
                           10 East 50th Street - 27th Floor
                           New York, NY 10103
                           Tel:  212-931-8000
                           Fax:  212-931-8001
                           Attn:  Jeffrey D. Neumann and Stephen M. Rathkopf

                  with copies to:

                           Jason Barnett, Esq.
                           General Counsel
                           Reckson Service Industries, Inc.
                           10 East 50th Street - 27th Floor
                           New York, NY 10103
                           Tel:  212-931-8000
                           Fax:  212-931-8001

                           Brown & Wood LLP
                           One World Trade Center
                           New York, NY  10048
                           Attention:  J. Gerard Cummins, Esq.
                           Tel:  212-839-5300
                           Fax:  212-839-5599

    (ii) if to Elliot S. Cooperstone, at

                 36 New England Drive
                 Stamford, CT 06903
                 Tel:  203-968-1113
                 Fax:  203-968-1113

                  with a copy to:

                           Orrick, Herringon & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, NY 10103
                           Attention:  Martin H. Levenglick, Esq.
                           Tel:  212-506-5000
                           Fax:  212-506-5151

    (iii) if to H. Thach Pham, at

                 53 Fayette Road
                 Scarsdale, NY 10583
                 Tel:  914-725-5751
                 Fax:  914-722-1429

                  with a copy to:

                           Orrick, Herringon & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, NY 10103
                           Attention:  Martin H. Levenglick, Esq.
                           Tel:  212-506-5000
                           Fax:  212-506-5151

    (iv) if to the Company, at

                 eSourceOne, Inc.
                 53 Fayette Road
                 Scarsdale, NY 10583
                 Attention:  H. Thach Pham, Chief Financial Officer
                 Tel:  914-725-5751
                 Fax:  914-722-1429

                  with a copy to:

                           Orrick, Herringon & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, NY 10103
                           Attention:  Martin H. Levenglick, Esq.
                           Tel:  212-506-5000
                           Fax:  212-506-5151

or, in any case, at such other address or addresses as shall have been furnished in writing by one party to the other parties in accordance with the provisions of this Section 14(c).

         All such notices and communications shall be deemed to have been duly given: at the time delivered, if delivered by hand, telex or by courier; five
(5) business days after being deposited in the mail, if mailed; and when receipt acknowledged, if telecopied.

    (d) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof, applicable to contracts made and to be performed within such State.

    (e) Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts). Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

    (f) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Series A Investors in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Series A Investors hereunder do not in conflict in any material respect with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof. The Company shall not grant to any third party any registration rights that are more favorable than, inconsistent with, or equivalent to any of those contained herein, so long as any of the registration rights under this Agreement remains in effect, except that the Company may grant to any third party who purchases from the Company Second Round Securities (as defined in the Stock Purchase
Agreement) registration rights that are equivalent to any or all of those contained herein.

    (g) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless (i) in the case of this Section 13(g), the Company has obtained the written consent of each Series A Eligible Seller, and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of the Series A Eligible Sellers holding a majority of the outstanding shares of Restricted Stock (excluding Restricted Stock held by the Company or any of its affiliates (as defined in Rule 144 under the Securities Act)).

    (h)   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

    (i) Termination. This Agreement and the rights granted herein with respect to any Series A Eligible Seller or Eligible Founder shall terminate on the earlier of (i) the seventh (7th) anniversary of a Qualified Initial Public Offering and (ii) such time that all of the Restricted Stock held by such Series A Eligible Seller or Eligible Founder can be sold under Rule 144(k) promulgated under the Securities Act.

    (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    (k) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement unless the effect thereof would be to alter materially the effect of this Agreement, and this Agreement (if not so altered) shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

    (l) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy on the part of any party upon any breach or default of any party to this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party of any breach or default under this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies either under this Agreement, or by law otherwise afforded to any party, shall be cumulative and not alternative.

    (m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Restricted Stock. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 eSourceOne, Inc.



                                 By:      ___________________________________
                                          Chief Executive Officer



                                 THE SERIES A INVESTORS

                                 RSI ESO, Inc.



                                 By:      ____________________________________
                                          Name:
                                          Title:

                                 RECKSON SERVICE INDUSTRIES, INC.



                                 By:      _____________________________________
                                          Name:
                                          Title:


                                 THE FOUNDERS



                                           -----------------------------------
                                           Elliot S. Cooperstone



                                           -----------------------------------
                                           H. Thach Pham